Exhibit 10.118

RECORDING REQUESTED BY AND

WHEN RECORDED RETURN TO:

Alan J. Robin, Esq.

Shartsis Friese LLP

One Maritime Plaza, 18th Floor

San Francisco, CA 94111

MODIFICATION OF PROMISSORY NOTE, MORTGAGE,

SECURITY AGREEMENT AND FIXTURE FILING, ASSIGNMENT OF LEASES AND

OTHER LOAN DOCUMENTS

THIS MODIFICATION OF PROMISSORY NOTE, MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING, ASSIGNMENT OF LEASES AND OTHER LOAN DOCUMENTS (this “First Amendment”) is executed as of January 21, 2009 (the “Effective Date”), by SHC Columbus Drive, LLC, a Delaware limited liability company (“Borrower”), DTRS Columbus Drive, LLC, a Delaware limited liability company (“Operating Lessee”) and Metropolitan Life Insurance Company, a New York corporation ( “Lender”), with reference to the following facts and circumstances:

A. Lender made a mortgage loan (the “Loan”) to Borrower, in the original principal amount of One Hundred Twenty-Three Million Seven Hundred Fifty Thousand and no/100 Dollars ($123,750,000.00), which loan was evidenced by a Promissory Note dated as of March 9, 2007, made by Borrower in favor of Lender (the “Note”).

B. The Note is secured by, among other documents, (i) a Mortgage, Security Agreement and Fixture Filing dated as of March 9, 2007 (the “Mortgage”), executed by Borrower to Lender, recorded March 13, 2007, as Document No. 0707260081 with the Cook County Recorder of Deeds, Chicago, Illinois (“Official Records”) and (ii) an Assignment of Leases dated as of March 9, 2007 (the “Assignment of Leases”) executed by Borrower and Operating Lessee, as assignor, to Lender, as assignee, recorded March 13, 2007, as Document No. 0707260082 in the Official Records.

C. The Mortgage encumbers a fee estate in certain real property known as the Fairmont Hotel located in Chicago, Illinois, as more particularly described on Exhibit A attached hereto, together with certain other personal property and other property as set forth therein, which is more particularly described in Exhibit A (collectively, the “Property”).

D. In connection with the Loan, (i) Borrower and Strategic Hotel Funding, L.L.C., a Delaware limited liability company (“Liable Party”) executed an Unsecured Indemnity Agreement dated as of March 9, 2007 in favor of Lender and (ii) Liable Party executed a Guaranty dated as of March 9, 2007 in favor of Lender.

E. In connection with this First Amendment, (i) Lender, Borrower and Liable Party have executed a First Amendment to Unsecured Indemnity Agreement dated as of the Effective Date and (ii) Lender and Liable Party has executed a First Amendment to Guaranty dated as of the Effective Date.

F. The Note, the Mortgage, the Assignment of Leases, and the other Loan Documents (as such term is defined in the Mortgage), as each of the same may be modified and amended hereby, are referred to herein as the “Loan Documents.”

G. The Unsecured Indemnity Agreement, the First Amendment to Unsecured Indemnity Agreement Amendment, the Guaranty and the First Amendment to Guaranty are not Loan Documents.

H. Borrower has requested that Lender consent to certain changes in the covenants and obligations pertaining to Liable Party and the parties hereto now wish to amend and modify the Loan Documents to reflect such changes.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Mortgage.

2. Modification of Mortgage.

(a) The term “Note” as used in the Mortgage is hereby amended to refer to the Note as modified by the First Amendment.

(b) The term “Mortgage” is hereby amended to refer to the Mortgage as modified by the First Amendment.

(c) The term “Loan Documents” as used in the Mortgage is hereby amended to refer to the Loan Documents as modified by the First Amendment.

(d) The term “Unsecured Indemnity Agreement” as used in the Mortgage is hereby amended to refer to the Unsecured Indemnity Agreement as modified by the First Amendment to Indemnity Agreement.

(e) The term “Guaranty” as used in the Mortgage is hereby amended to refer to the Guaranty as modified by the First Amendment to Guaranty.

(f) Section 8.5(b) of the Mortgage is hereby deleted in its entirety and the following substituted in its place and stead:

“Borrower covenants and agrees that at all times during the term of the Loan, (i) Strategic Hotels & Resorts Inc. (“SHRI”) shall own at least fifty-one percent (51%) of the equity of Liable Party and Control the Liable Party and (b) the Consolidated Group (as hereinafter defined) shall maintain a Consolidated Tangible Net Worth (as hereinafter defined) of not less than $946,830,750.00 plus seventy-five percent (75%) of the proceeds to SHRI of any new issuances of common Capital Stock (as hereinafter defined) (the “Required Minimum Net Worth”).

For the purpose of this Section, (w) “Consolidated Group” shall mean Liable Party, SHRI and their Subsidiaries (for all purposes in connection herewith, a “Subsidiary” is for any entity, any other entity in which such first entity or a subsidiary of such entity holds Capital Stock and whose financial results would be consolidated under generally accepted accounting principles (“GAAP”) with the financial results of such first entity on the consolidated financial statement of such first entity), (x) “Consolidated Tangible Net Worth” shall mean, at any time, the tangible net worth of the Consolidated Group determined in accordance with GAAP, calculated based on (a) the shareholder book equity of SHRI’s common Capital Stock, plus (b) accumulated depreciation and amortization of the Consolidated Group, plus (c) to the extent not included in clause (a), the amount properly attributable to the minority interests, if any of Liable Party in the common Capital Stock of other entities, in each case determined without duplication and in accordance with GAAP, and (y) “Capital Stock” means, with respect to any entity, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital of such entity, including if such entity is a partnership or a limited liability company, partnership interests (whether general or limited) or membership interests, as applicable, and any other interest or participation that confers on an entity the right to receive a share of the profits and losses of, or distributions of assets of, such partnership or limited liability company, as applicable, whether now outstanding or issued after March 9, 2007. For the avoidance of doubt, debt securities evidencing unsecured indebtedness issued by SHRI, Liable Party or a Subsidiary that are not secured by a lien (or such obligations are secured by a lien but the right of recovery of the obligee is not limited to the assets of a special/single purpose entity) and that are convertible or exchangeable, under certain circumstances, into cash and/or common stock of SHRI shall not be deemed Capital Stock of the Liable Party or SHRI for purposes of this First Amendment or the other Loan Documents.

Borrower covenants and agrees to provide to Lender a compliance certificate (“Compliance Certificate”), executed and certified by an authorized financial officer of SHRI, showing (in form, scope and detail reasonably approved by Lender, including with respect to appropriate calculations and computations) compliance with the financial covenants set forth in this Section 8.5(b) (including reconciliation to GAAP, if applicable). The Compliance Certificate shall be provided to Lender as soon as available and in any event (i) within sixty (60) days after the end of each of the first three Fiscal Quarters of a Fiscal Year of the Consolidated Group (for all purposes in connection herewith, a “Fiscal Year” shall be each period of twelve (12) consecutive calendar months ending on December 31 and a “Fiscal Quarter” shall be any quarter of a Fiscal Year ending on the last day of March, June, September or December ) and (ii) within one hundred (120) days after the end of each Fiscal Year of the Consolidated Group.”

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(g) Sections 10.4(b)(ii) and Section 10.4(b)(iii) of the Mortgage are hereby deleted in their entirety and the following substituted in their place and stead:

“(ii) at all times, SHRI shall own at least fifty-one percent (51%) of the equity of Liable Party and Control the Liable Party and (b) the Consolidated Group shall maintain a Consolidated Tangible Net Worth of not less than the Required Minimum Net Worth;

(iii) if there shall be a pledge, hypothecation or other encumbering of a direct or indirect ownership interest in Liable Party or any person or entity owning a direct or indirect interest therein (collectively, “Pledge”), such Pledge shall be in connection only with financing provided by a Qualified Institutional Lender (as defined in Section 10.4 (d)), and any transfer of any direct or indirect legal, beneficial or direct or indirect equitable interest in Liable Party or any person or entity owning a direct or indirect interest therein as a result of default under such financing shall be to a Qualified Institutional Lender; and”.

h) Section 10.4(d)(vii) of the Mortgage is hereby deleted in its entirety and the following substituted in its place and stead:

“vii “Qualified Institutional Lender” shall mean any insurance company, bank, investment bank, savings and loan association, trust company, commercial credit corporation, pension plan, pension fund or pension fund advisory firm, mutual fund or other investment company, government entity or plan, or real estate investment trust, in each case having, together with their Close Affiliates, at least one billion dollars ($1,000,000,000) in capital/statutory surplus, shareholder’s equity or net worth, as applicable, (the “Net Worth Requirement”) and being experienced in making commercial real estate loans or otherwise investing in commercial real estate; provided, however, if a loan is made or credit is otherwise extended by a syndicate or group of lenders, then and in such event, more than fifty percent (50%) of the loan must be held by entities (including their Close Affiliates) that each meet the Net Worth Requirement.”

3. Modification of Note.

(a) The term “Note” as used in the Note is hereby amended to refer to the Note as modified by the First Amendment.

(b) The term “Mortgage” as used in the Note is hereby amended to refer to the Mortgage as modified by the First Amendment.

(c) The term “Loan Documents” as used in the Note is hereby amended to refer to the Loan Documents as modified by the First Amendment.

(d) The term “Unsecured Indemnity Agreement” as used in the Note is hereby amended to refer to the Unsecured Indemnity Agreement as modified by the First Amendment to Unsecured Indemnity Agreement.

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(e) The term “Guaranty” as used in the Note is hereby amended to collectively refer to the Guaranty as modified by the First Amendment to Guaranty.

4. Modification of Assignment of Leases.

(a) The term “Note” as used in the Assignment of Leases is hereby amended to refer to the Note as modified by the First Amendment.

(b) The term “Mortgage” as used in the Assignment of Leases is hereby amended to refer to the Mortgage as modified by the First Amendment.

(c) The term “Loan Documents” as used in the Assignment of Leases is hereby amended to refer to the Loan Documents as modified by the First Amendment.

5. Modification of Loan Documents.

(a) The term “Note” as used in any of the Loan Documents is hereby amended to refer to the Note as modified by the First Amendment.

(b) The term “Mortgage” as used in any of the Loan Documents is hereby amended to refer to the Mortgage as modified by the First Amendment.

(c) The term “Assignment of Leases” as used in any of the Loan Documents is hereby amended to refer to the Assignment of Leases as modified by the First Amendment.

6. Representations and Warranties.

A. Borrower represents and warrants that as of the Effective Date, it has no existing and asserted (and, to its knowledge, no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Mortgage, the Note or any other obligations under any of the Loan Documents, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished.

B. Borrower represents and warrants that as of the Effective Date, there are no defaults, and to its knowledge no events which with notice or the lapse of time, or both, would constitute a default, under the Note, the Mortgage, or any of the other Loan Documents or under the Indemnity Agreement or the Guaranty.

7. No Rights Conferred on Others. Nothing contained herein shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Loan Documents.

8. Non-Impairment. Borrower hereby confirms each of the covenants, agreements and obligations of Borrower set forth in the Loan Documents, as modified and amended hereby. Except as expressly provided herein, nothing contained in this First Amendment shall (i) alter or affect any provision, condition or covenant contained in the Note, the Mortgage, the Assignment

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of Leases or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Note, the Mortgage, the Assignment of Leases and the other Loan Documents shall each continue in full force and effect, except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Mortgage which shall be and remain a first lien encumbering the property covered by the Mortgage.

9. Counterparts. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.

10. Prior Agreements; Amendment.

A. The Loan Documents, including this First Amendment (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents, (ii) supersede all oral negotiations and prior and other writings with respect to the subject matter thereof, and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in the Loan Documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this First Amendment and those of any of the original Loan Documents, the terms, conditions and provisions of this First Amendment shall prevail.

B. No change or modification of this First Amendment shall be valid unless the same is in writing signed by Borrower and Lender.

11. Legend. Lender may place an appropriate legend on the Note indicating the existence of this First Amendment.

12. Governing Law; Jurisdiction. This First Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. On behalf of itself and all of its constituents, each of the signatories hereby agrees and consents to the exclusive jurisdiction and venue of the state courts of Illinois and the federal courts of the United States having territorial jurisdiction where the Property is located.

13. Severability. If any court of competent jurisdiction determines any provision of this First Amendment or any of the Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Loan Documents.

14. Notices. All notices pursuant to this First Amendment shall be given in accordance with the Notice provision of the Mortgage.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first set forth above.

BORROWER:

SHC Columbus Drive, LLC, a Delaware limited liability company

By:	/s/ Ryan Bowie
Name:	Ryan Bowie
Its:	Vice President

OPERATING LESSEE:

DTRS Columbus Drive, LLC, a Delaware limited liability company

By:	/s/ Ryan Bowie
Name:	Ryan Bowie
Its:	Vice President

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:	/s/ Matthew W. Sharples
Name:	Matthew W. Sharples
Its:	Director

S-1

EXHIBIT A

DESCRIPTION OF LAND

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL  1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE, 74 FEET WIDE, AS SAID NORTH STETSON AVENUE IS SHOWN AND DEFINED ON THE PLAT TITLED “PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION,” AND RECORDED IN THE RECORDER’S OFFICE OF SAID COOK COUNTY, ILLINOIS ON NOVEMBER 20, 1957, AS DOCUMENT NO. 17069914, WITH THE NORTH LINE OF EAST LAKE STREET, 74.00 FEET WIDE, AS SAID EAST LAKE STREET WAS DEDICATED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 26TH DAY OF MARCH, 1984, AS DOCUMENT NO. 27018354 (SAID POINT OF INTERSECTION BEING 460.193 FEET, MEASURED ALONG SAID EAST LINE OF NORTH STETSON AVENUE, NORTH FROM THE POINT OF INTERSECTION OF SAID EAST LINE WITH THE NORTH LINE OF EAST RANDOLPH STREET, AS SAID EAST RANDOLPH STREET WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON MARCH 14, 1979 AS DOCUMENT 24879731), AND RUNNING THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET, SAID NORTH LINE BEING PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 352.541 FEET TO THE POINT OF BEGINNING AT THE SOUTHEAST CORNER OF THE HEREINAFTER DESCRIBED PARCEL OF LAND, SAID POINT OF BEGINNING BEING ALSO THE POINT OF INTERSECTION OF SAID NORTH LINE OF EAST LAKE STREET WITH THE WEST LINE OF NORTH COLUMBUS DRIVE, AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 5TH DAY OF JUNE, 1972 AS DOCUMENT NO. 21925615; THENCE NORTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE, SAID WEST LINE BEING PERPENDICULAR TO SAID NORTH LINE OF EAST LAKE STREET, A DISTANCE OF 205.542 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 107.541 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 30.00 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE A DISTANCE OF 120.00 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 175.542 FEET

TO AN INTERSECTION WITH SAID NORTH LINE OF EAST LAKE STREET; THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET A DISTANCE OF 227.541 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL THAT PART OF THE PROPERTY AND SPACE DEDICATED FOR EAST LAKE STREET, WHICH PART IS BOUNDED AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE AS SHOWN AND DEFINED ON THE “PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION,” AND RECORDED IN THE OFFICE OF THE RECORDER OF COOK COUNTY, ILLINOIS, ON NOVEMBER 20, 1957 AS DOCUMENT NO. 17069914, WITH THE NORTH LINE, EXTENDED EAST OF EAST RANDOLPH STREET, AND RUNNING THENCE NORTH ALONG SAID EAST LINE OF NORTH STETSON AVENUE (SAID EAST LINE BEING A LINE WHICH IS 451.50 FEET, MEASURED PERPENDICULARLY, EAST FROM AND PARALLEL WITH THE EAST LINE OF NORTH BEAUBIEN COURT), A DISTANCE OF 460.193 FEET; THENCE EAST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 332.541 FEET TO THE POINT OF BEGINNING; THENCE NORTHEASTWARDLY ALONG A STRAIGHT LINE A DISTANCE OF 28.284 FEET TO A POINT WHICH IS 352.541 FEET, MEASURED PERPENDICULARLY, EAST FROM SAID EAST LINE OF NORTH STETSON AVENUE AND 20.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID LAST DESCRIBED COURSE EXTENDED EAST (SAID POINT BEING ON THE WEST LINE OF NORTH COLUMBUS DRIVE AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 5TH DAY OF JUNE, 1972, AS DOCUMENT NO. 21925615); THENCE SOUTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 20.00 FEET; THENCE WEST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 20.00 FEET TO THE POINT OF BEGINNING; AND WHICH LIES BELOW AND EXTENDS DOWNWARD FROM AN ELEVATION OF 35.10 FEET ABOVE CHICAGO CITY DATUM AND WHICH LIES ABOVE AND EXTENDS UPWARD FROM AN ELEVATION OF 27.60 FEET ABOVE CHICAGO CITY DATUM.

PARCEL 2:

EASEMENTS FOR THE BENEFIT OF PARCEL 1, AS CREATED IN THE TRUSTEE’S DEED DATED AUGUST 16, 1983, AND RECORDED IN THE RECORDER’S OFFICE OF COOK COUNTY, ILLINOIS ON AUGUST 26, 1983, AS DOCUMENT NO. 26751440 AS FOLLOWS:

PEDESTRIAN AREA EASEMENT, MADE AVAILABLE ON THE DECK, AS THEREINAFTER DEFINED, FOR PEDESTRIAN USE (“PEDESTRIAN AREA”) HAVING A MINIMUM WIDTH OF 20 FEET AND EXTENDING FROM THE NORTH LINE TO THE SOUTH LINE OF THE DECK. THE PEDESTRIAN AREA SHALL PROVIDE ACCESS TO THE DECK AT THE SOUTHERLY LINE OF THE PROPERTY DEFINED AS PARCEL 1

AND SHALL BE AT SUCH LOCATION AS DETERMINED BY GRANTEE, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 2 OF SAID TRUSTEE’S DEED;

ALSO

ENTRANCE AREA EASEMENT, FOR PEDESTRIAN ACCESS TO THE ADJOINING PROPERTY, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED) PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 3 OF SAID TRUSTEE’S DEED;

ALSO

A PEDESTRIAN WALKWAY (THE MID-BLOCK WALKWAY), FOR THE PURPOSE OF PROVIDING ACCESS TO THE BUILDING ON THE REALTY PROPERTY (SOUTH AND ADJOINING) AND TO THE BUILDING OR BUILDINGS TO BE LOCATED ON THE LAND INSURED HEREIN AS PARCEL 1, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED), PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 4 OF SAID TRUSTEE’S DEED.

PARCEL 3:

A PERPETUAL AND EXCLUSIVE EASEMENT TO CONSTRUCT, USE, OPERATE, MAINTAIN, REPAIR, RECONSTRUCT AND REPLACE, (AT THE SOLE COST AND EXPENSE OF THE OWNER(S) OF PARCEL 1), A DRIVEWAY FOR INGRESS TO AND EGRESS, FROM THAT PART OF THE BLOCK OWNED BY THE LC TRUST MARKED “LC PROPERTY” ON EXHIBIT “A”, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.2 OF A CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85,211,829, AS AMENDED BY AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT DATED OCTOBER 1, 1985 AND RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115106, AT AN ELEVATION OF APPROXIMATELY 55 FEET, 6 INCHES ABOVE THE CHICAGO CITY DATUM AND WITHIN AN AREA OF THE BLOCK, HEREAFTER DEFINED, HAVING A LENGTH OF 74 FEET AND A WIDTH OF 10 FEET MARKED “DRIVEWAY EASEMENT” ON EXHIBIT “A” OF SAID RECIPROCAL EASEMENT AGREEMENT, SAID BLOCK DEFINED AS THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AS FOLLOWS:

ON THE NORTH BY THE SOUTH LINE OF EAST SOUTH WATER STREET, ON THE EAST BY THE WEST LINE OF NORTH COLUMBUS DRIVE, ON THE SOUTH BY THE NORTH LINE OF EAST LAKE STREET AND ON THE WEST BY THE EAST LINE OF NORTH STETSON AVENUE.

ALSO

PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO USE, MAINTAIN AND REPAIR, AT THE SOLE COST AND EXPENSE OF THE GRANTEE, TWO EMERGENCY EXITWAYS FOR PEDESTRIAN USE, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.3 OF SAID RECIPROCAL EASEMENT AGREEMENT AT AN ELEVATION OF APPROXIMATELY 57.0 FEET ABOVE CHICAGO CITY DATUM, EACH HAVING AN UNOBSTRUCTED WIDTH OF 3 FEET 8 INCHES EXTENDING FROM THE WEST LINE OF PARCEL 1 TO NORTH STETSON AVENUE MARKED “EXITWAY EASEMENTS” ON EXHIBIT “A” OF SAID RECIPROCAL EASEMENT AGREEMENT.

ALSO

PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO ENTER UPON THAT PART OF THE BLOCK OWNED BY GRANTOR AS MAY BE REASONABLY NECESSARY, FOR THE PURPOSE OF WINDOW WASHING, CAULKING, TUCKPOINTING, SEALING AND ANY OTHER MAINTENANCE OR REPAIR OF THE IMPROVEMENTS CONSTRUCTED ON PARCEL 1 ALONG THE COMMON BOUNDARIES OF THE PROPERTY OWNED BY GRANTOR AND GRANTEE, TO THE EXTENT REASONABLY PRACTICABLE ALL SUCH MAINTENANCE AND REPAIR WORK WILL BE PERFORMED IN THE AIR RIGHTS, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.5 OF SAID RECIPROCAL EASEMENT AGREEMENT.

PARCEL 4: THE EMERGENCY EGRESS EASEMENT

A PERPETUAL EASEMENT FOR EMERGENCY EGRESS, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH I OF A CERTAIN HOTEL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85211830 ON AN AREA DESCRIBED AND DEFINED AS THE “DECK EASEMENT AREA” IN SAID HOTEL EASEMENT AGREEMENT AND AMENDED BY AMENDMENT TO HOTEL EASEMENT AGREEMENT, RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107, AND FURTHER AMENDED BY SECOND AMENDMENT TO HOTEL EASEMENT AGREEMENT DATED DECEMBER 30, 1993 RECORDED JANUARY 4, 1994 AS DOCUMENT NUMBER 94007534 AMENDING SAID EASEMENT TO THE AREA DEPICTED ON EXHIBIT “C-1” AND LEGALLY DESCRIBED ON EXHIBIT “D” ATTACHED THERETO AND MADE A PART THEREOF.

ALSO, THE OPERATING EASEMENT

EASEMENT FOR INGRESS AND EGRESS FOR MAINTENANCE AND REPAIR OF THE SOUTH FACADE OF THE HOTEL BUILT ON PARCEL 1, FOR THE BENEFIT OF PARCEL 1, CONTAINED IN PARAGRAPH II OF SAID HOTEL EASEMENT AGREEMENT ONTO THE NORTH 39 INCHES, MORE OR LESS, OF THE “AMOCO PROPERTY” AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107.

ALSO, THE AIRSPACE EASEMENTS

A PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1, TO INSTALL DAVITS OR OTHER DEVICES ONTO THE HOTEL INTO THE AIRSPACE OVER THE DECK AND TO UTILIZE SAID AIRSPACE FOR MAINTENANCE AND REPAIR OF THE HOTEL FROM SCAFFOLDS OR OTHER DEVICES ATTACHED THERETO, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III A., OF SAID HOTEL EASEMENT AGREEMENT INTO THE AIRSPACE OVER THE “DECK” AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT.

AND

A PERPETUAL EASEMENT, FOR THE BENEFIT OF PARCEL 1, TO PERMANENTLY ATTACH A CORNICE AND WINDOW WASHING TRACK ONTO THE TURRET PORTION AT THE TOP OF THE HOTEL INTO THE AIRSPACE ABOVE THE DECK (AS THEREIN DEFINED) AND TO UTILIZE SUCH AIRSPACE FOR THE WASHING OF WINDOWS AND MAINTENANCE OF THE TURRET PORTION OF THE HOTEL, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III B., OF SAID HOTEL EASEMENT AGREEMENT.

PARCEL 5:

NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED IN THE STAIRWAY AND VESTIBULE EASEMENT AGREEMENT MADE BY AND BETWEEN GO ACIC ASSOCIATES LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED JULY 17, 1985 AND KNOWN AS TRUST NUMBER 64971 DATED OCTOBER 1, 1994 RECORDED NOVEMBER 29, 1994 AS DOCUMENT 04002367, FOR EMERGENCY PEDESTRIAN EGRESS, AND USE OF VESTIBULE AREA, OVER, UPON AND ACROSS THAT PORTION OF THE LAND AS SHOWN ON THE EXHIBIT “C” ATTACHED TO SAID EASEMENT AGREEMENT.

PIN-17-10-316-023

Street Address—200 North Columbus Drive, Chicago, Illinois

STATE OF Illinois	)
	)	ss.
COUNTY OF Cook	)

On January 7, 2009, before me, Yvonne Cotia, a Notary Public, personally appeared Ryan M. Bowie, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Yvonne M. Cotia
Signature

(Seal)

STATE OF Illinois	)
	)	ss.
COUNTY OF Cook	)

On January 7, 2009, before me, Yvonne Cotia, a Notary Public, personally appeared Ryan M. Bowie, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Yvonne M. Cotia
Signature

STATE OF Illinois	)
	)	ss.
COUNTY OF Cook	)

On January 13, 2009, before me, Theresa Ascaridis, a Notary Public, personally appeared Matthew W. Sharples, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Theresa Ascaridis
Signature